SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: December 11, 1998
(Date of earliest event reported)



                              DVI Receivables Corp.
             (Exact name of registrant as specified in its charter)


Delaware                            333-68043                  33-0608442
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(State or Other Juris-             (Commission               (I.R.S. Employer
diction of Incorporation)         File Number)               Identification No.)


                      500 Hyde Park, Doylestown, Pennsylvania         18901
                      ---------------------------------------         -----
                      (Address of Principal Executive Office)       (Zip Code)


        Registrant's telephone number, including area code: (215) 345-6600
                                                            --------------







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Item 5.  Other Events.
         ------------

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------

         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.
                  -------------------------------

                  Not applicable.

         (c)      Exhibits
                  --------

                  4.1 Contribution and Servicing Agreement, dated as of December 1, 1998, between DVI Financial Services Inc. as Contributor and DVI Receivables Corp. as Transferor.

                  4.2 Pooling and Trust Agreement, dated as of December 1, 1998 between DVI Receivables Corp. and Wilmington Trust Company.

                  4.3 Indenture, dated as of December 1, 1998 between DVI Business Trust 1998-2 as Issuer and U.S. Bank Trust National Association as Indenture Trustee and Appendix A thereto.




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         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                       DVI RECEIVABLES CORP.

                                       By: /s/ Steven R. Garfinkel
                                           -----------------------
                                       Name:   Steven R. Garfinkel
                                       Title:  Vice President




Dated: December 11, 1998